EXHIBIT 10.5
May 18, 2021

Sila Realty Trust, Inc.
Two Urban Center
4890 West Kennedy Boulevard, Suite 650
Tampa, Florida 33609
Attn: Kay C. Neely, Chief Financial Officer
Re:    Term Loan Agreement dated as of August 7, 2019, among Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.) (“Borrower”), KeyBank National Association, as Agent (“Agent”), and the lenders from time to time a party thereto, as amended by that certain First Amendment to Term Loan Agreement dated as of October 3, 2019 and that certain Second Amendment to Term Loan Agreement dated as of July 10, 2020 (collectively the “Credit Agreement”)
Ladies and Gentlemen:
Terms used herein but not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Borrower desires to sell substantially all of its Data Center Assets as part of a single transaction or a series of transactions (the “Data Center Portfolio Sale”). §8.8 of the Credit Agreement prohibits the sale of Real Estate of the Borrower, the Guarantors and their Subsidiaries in one transaction or a series of transactions during any four (4) fiscal quarters in excess of thirty percent (30%) of Gross Asset Value as at the beginning of such four (4) quarter period, except as the result of a condemnation or casualty, without the prior written consent of Agent and the Required Lenders (the “§8.8 Restriction”). Borrower requires the consent of Agent and the Required Lenders to complete the Data Center Portfolio Sale. Borrower has also requested that the Agent and the Required Lenders consent to the making of a one-time special distribution from net proceeds of the Data Center Portfolio Sale (the “Special Distribution”).
Subject to the execution and delivery of this letter by Borrower, Guarantors, Agent and the Required Lenders, and subject to the terms and conditions hereof, Agent and the Required Lenders consent as follows:
(a)    The Agent and the Required Lenders consent to the sale by Borrower and its Subsidiaries of substantially all of their Data Center Assets in a single transaction or a series of transactions notwithstanding the §8.8 Restriction;
(b)    The Required Lenders consent to a one-time Special Distribution in cash of an amount up to $450,000,000.00 of proceeds from the Data Center Portfolio Sale, provided that:
(i)    the sale of the Data Center Assets generates a minimum of $1,000,000,000.00 of Net Sales Proceeds in an all cash transaction;
(ii)    as of the date on which the Special Distribution is to be made, Borrower shall have not less than $150,000,000.00 of Special Distribution Liquidity following the making of the Special Distribution; and

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(iii)     as of the date on which the Special Distribution is to be made, the ratio of Consolidated Total Indebtedness to Gross Asset Value (expressed as a percentage) shall not exceed forty percent (40.0%) following the making of the Special Distribution; and
(iv)    not less than five (5) Business Days prior to the declaration or making of the Special Distribution, Borrower, the Guarantors, the Agent and the Required Lenders shall have entered into a formal amendment to the Credit Agreement to document the consents provided herein and such other matters as the parties may agree;
(c)    as a condition to the closing of the Data Center Portfolio Sale and the making of the Special Distribution, Agent shall have received and approved (i) a Compliance Certificate and supporting calculations showing compliance with all covenants after the closing of the Data Center Portfolio Sale or the making of the Special Distribution, as applicable, and (ii) calculations that evidence (A) Borrower will have not less than $150,000,000.00 of Special Distribution Liquidity following the making of the Special Distribution, and (B) the ratio of Consolidated Total Indebtedness to Gross Asset Value (expressed as a percentage) shall not exceed forty percent (40.0%) following the making of the Special Distribution;
(d)    upon closing of the Data Center Portfolio Sale and upon the making of the Special Distribution, (i) the Borrower, the Guarantors and their respective Subsidiaries shall be in full compliance with all Loan Documents, and (ii) no Default or Event of Default shall exist or would occur as a result of the Data Center Portfolio Sale or the Special Distribution, as applicable; and
(e)    the consent of the Agent and the Required Lenders for the Data Center Portfolio Sale and the Special Distribution shall expire on December 31, 2021.
For the purposes of this letter, the following terms shall have the meaning set forth below:
“Net Sales Proceeds” shall be the aggregate cash payments received by Borrower or such Subsidiary from the sale of the Data Center Assets, minus the amount of any direct reasonable out-of-pocket costs and expenses paid to unaffiliated third parties incurred in connection with such disposition.
“Special Distribution Liquidity” shall mean as of the date on which the Special Distribution is to be made, (x) Borrower’s Unrestricted Cash and Cash Equivalents plus (y) Revolving Credit Availability less any debt maturities of Borrower, the Guarantors and their Subsidiaries occurring within six (6) calendar months of the date on which the Special Distribution is to be made.
The consents of the Agent and the Required Lenders pursuant to this letter are not a consent to any further sales of assets or the making of any other Distribution, which shall require the approval of Agent, the Required Lenders or all of the Lenders, as applicable, in accordance with the Credit Agreement. Additionally, the conditions set forth in paragraphs (a)-(e) in this letter are not intended to be continuing requirements under the Credit Agreement and other Loan Documents following the completion of the Data Center Portfolio Sale and making of the Special Distribution in accordance with the terms hereof.
Borrower and Guarantors acknowledge, represent and agree that as of the date hereof none of such Persons have any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
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Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Guarantors hereby expressly consent to the foregoing. Nothing in this letter shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents. The consent and agreement set forth herein is strictly limited to the paragraphs (a) -(e) in this letter with respect to the Data Center Portfolio Sale and the Special Distribution, and no other consent, waiver or amendment shall be inferred or implied. By execution hereof, Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent. This letter may be executed in any number of counterparts which shall together constitute but one and the same agreement. The Borrower and Guarantors represent that the execution and delivery of this letter are within the authority of each such Person and that this letter has been duly authorized and executed by each such Person. Borrower reaffirms and restates as of the date hereof each and every representation and warranty made by Borrower and Guarantors in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date. The representations and warranties made by or on behalf of Borrower, Guarantors and their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement were true and correct in all material respects when made and are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date, and any representation or warranty that is qualified by any materiality standard shall be required to be true and correct in all respects). By execution hereof, Borrower and Guarantors certify that Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this letter and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing. This letter shall constitute a Loan Document and shall be governed by Section 21 of the Credit Agreement.

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AGENT AND THE LENDERS: KEYBANK NATIONAL ASSOCIATION, individually and as Agent By: /s/ Kristin Centracchio Name: Kristin Centracchio Title: Vice President

BBVA USA, an Alabama banking corporation f/k/a Compass Bank

By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Danny Moore
Name: Danny Moore
Title: Authorized Signatory

TRUIST BANK, f/k/a Suntrust Bank

By: /s/ Ryan Almond
Name: Ryan Almond
Title: Director

BMO HARRIS BANK, N.A.

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Managing Director

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, formerly Fifth Third Bank

By:
Name:
Title:

HANCOCK WHITNEY BANK

By: /s/ Megan Brearey
Name: Megan Brearey
Title: Senior Vice President

SYNOVUS BANK

By: /s/ Zachary Braun
Name: Zachary Braun
Title: Corporate Banker

CADENCE BANK, N.A.

By: /s/ Donald G. Preston
Name: Donald G. Preston
Title: Senior Vice President

TEXAS CAPITAL BANK, N.A.

By: /s/ Brett Walker
Name: Brett Walker
Title: Senior Vice President

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VALLEY NATIONAL BANK, a national banking association

By: /s/ J. David Ogburn
Name: J. David Ogburn
Title: Senior Vice President

WOODFOREST NATIONAL BANK, a national banking association

By:
Name:
Title:

FIRST HORIZON BANK
By:
Name:
Title:

EASTERN BANK

By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: Senior Vice President

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RENASANT BANK

By: /s/ Craig Gardella
Name: Craig Gardella
Title: EVP

PROVIDENCE BANK, dba PREMIER BANK TEXAS

By:
Name:
Title:

AMERICAN MOMENTUM BANK

By:
Name:
Title:

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BORROWER:
SILA REALTY TRUST, INC. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation
By: /s/ Kay C. Neely
Name:    Kay C. Neely
Title:    Chief Financial Officer and Treasurer
(CORPORATE SEAL)

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GUARANTORS:
SILA REALTY OPERATING PARTNERSHIP, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title:     Chief Financial Officer and Treasurer
(CORPORATE SEAL)

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HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC,
HCII-750 12TH AVENUE, LLC,
DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC, and
HCII HPI-3115 SW 89TH STREET, LLC,
each a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
    (SEAL)

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[Signature Page to Sila Consent Letter (Term Loan Agreement) - 2021]

DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
DCII-2005 EAST TECHNOLOGY CIRCLE, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
DCPII-SAC-11085 SUN CENTER DRIVE, LLC,
DCPII-SAC-3065 GOLD CAMP DRIVE, LLC,
DCII-4121 PERIMETER CENTER PLACE, LLC,
HCII-1601 WEST HEBRON PARKWAY, LLC,
HCII-455 PARK GROVE DRIVE, LLC,
DCII-400 HOLGER WAY, LLC,
HCII-2006 4TH STREET, LLC,
HCII-307 E. SCENIC VALLEY AVENUE, LLC,
DCII-4726 HILLS AND DALES ROAD NW, LLC,
HCII-3&5 MEDICAL PARK DRIVE, LLC,
HCII-1200 NORTH MAIN STREET, LLC,
HCII-124 SAWTOOTH OAK STREET, LLC,
HCII-23157 I-30 FRONTAGE ROAD, LLC,
HCII-2412 AND 2418 NORTH OAK STREET, LLC,
HCII-12499 UNIVERSITY AVENUE, LLC,
HCII-NORTH DURANGO DRIVE, LLC,
HCII-7375 CYPRESS GARDENS BOULEVARD, LLC
HCII-718 ELIZABETH STREET, LLC, and
HCII-3412 MARKET PLACE AVENUE, LLC,
each a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

[Signature Page to Sila Consent Letter (Term Loan Agreement) - 2021]

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership
By:    HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership
By:    HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

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[Signature Page to Sila Consent Letter (Term Loan Agreement) - 2021]

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership
By:    Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership
By:    DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)
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SILA OPERATING PARTNERSHIP, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

SILA REIT, LLC (formerly known as Carter Validus Mission Critical REIT II, LLC), a Maryland limited liability company
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

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[Signature Page to Sila Consent Letter (Term Loan Agreement) - 2021]

HC-2501 W WILLIAM CANNON DR, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-5330L N. LOOP 1604 WEST, LLC
HC-760 OFFICE PARKWAY, LLC
HC-4499 ACUSHNET AVENUE, LLC
HC-14024 QUAIL POINTE DRIVE, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
HCP-SELECT MEDICAL, LLC, and
HC-1101 KALISTE SALOOM ROAD, LLC
each a Delaware limited liability company

By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, their sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)

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HC-116 EDDIE DOWLING HIGHWAY, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
HC-800 EAST 68TH STREET, LLC
HCP-RTS, LLC,
HCP-PAM WARM SPRINGS, LLC,
HC-200 BLOSSOM STREET, LLC,
HC-2727 E. LEMMON AVENUE, LLC, and
HC-4810 N. LOOP 289, LLC,
each a Delaware limited liability company
By:        Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, their sole member
By:     Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:    HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signature Page to Sila Consent Letter (Term Loan Agreement) - 2021]

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership
By:    HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)
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GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership
By:    HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)
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HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,
each a Delaware limited liability company
By:    HCP-RTS, LLC, a Delaware limited liability company, their sole member
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

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HC-20050 CRESTWOOD BLVD., LLC
HC-42074 VETERANS AVENUE, LLC
HC-101 JAMES COLEMAN DRIVE, LLC
HC-102 MEDICAL DRIVE, LLC, and
HC-1445 HANZ DRIVE, LLC,
each a Delaware limited liability company
By:    HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signature Page to Sila Realty Consent Letter (Term Loan Agreement) - 2021]

DCII-11650 GREAT OAKS WAY, LLC
HCII-A 1700 EAST SAUNDERS STREET, LLC
HCII-B 1710 EAST SAUNDERS STREET, LLC
HCII-3098 OAK GROVE ROAD, LLC,
HCII-6080 NORTH LA CHOLLA BOULEVARD, LLC,
HCII-250 SW BROOKSIDE DRIVE, LLC,
HCII-3440 W. MARTIN LUTHER KING JR. BLVD., LLC, and
HCII-607 S. GREENWOOD SPRINGS DRIVE, LLC,
each a Delaware limited liability company
By:        Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, their sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)
[Signature Page to Sila Realty Consent Letter (Term Loan Agreement) - 2021]